EXHIBIT 10.8

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT, dated as of April 1, 2015 (this “Amendment”), to the SECOND AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of May 30, 2012 (as amended by the First Amendment, dated as of May 15, 2013, as further amended by the Second Amendment and Waiver, dated as of November 25, 2013, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IBERDROLA USA, INC., a New York corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the other parties named therein.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other parties named therein are party to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to permit the replacement of IFRS and implementation of GAAP; and

WHEREAS, the Required Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2. Accounting Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Third Amendment Effective Date (as defined below), it is agreed that the Credit Agreement shall be amended as follows:

(a) All references to “IFRS” (other than the definition of “IFRS” in Section 9.01 of the Credit Agreement and as set forth in Section 2(c) of this Amendment) in the Credit Agreement shall be deleted and replaced with “GAAP”.

(b) Section 9.01 of the Credit Agreement is hereby amended by inserting the following definition in the correct alphabetical position:

““Third Amendment Effective Date” shall have the meaning provided in the Third Amendment, dated as of April 1, 2015, among the Borrower, certain Lenders and the Administrative Agent.”

(c) the proviso to the last sentence of Section 9.02 is hereby deleted in its entirety and replaced with the following:

“provided that it is agreed and understood that any calculation or determination made after the Second Amendment and Waiver Effective Date but prior to the Third Amendment Effective Date using reference to IFRS shall remain as previously calculated or determined in accordance with such IFRS”.

3. Conditions to Effectiveness of the Amendment. The Amendment shall become effective as of the date (the “Third Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received an executed counterpart hereof from the Borrower and the Required Lenders;

(b) On the Third Amendment Effective Date, the representations and warranties set forth in Section 4 below shall be true and correct in all material respects; and

(c) Since December 31, 2014, both immediately before and after giving effect to this Amendment, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4. Representations and Warranties. The Borrower hereby represents and warrants, on and as of the Third Amendment Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms and (iii) no Event of Default shall have occurred and be continuing on the Third Amendment Effective Date, both immediately before and after giving effect to this Amendment.

5. Acknowledgement and Confirmation of the Borrower. The Borrower hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against the Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and the Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

6. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

2

7. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

8. Governing Law; Submission To Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

10. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment (whether or not the transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent.

11. Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

IBERDROLA USA, INC.

By:	/s/ Howard A Coon
Name:	Howard A Coon
Title:	Treasurer

By:	/s/ Pablo Canales
Name:	Pablo Canales
Title:	CFO

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Richard Rivera
Name:	Richard Rivera
Title:	Vice President

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

SIGNATURE PAGE TO

THIRD AMENDMENT TO

CREDIT AGREEMENT

Bank of America, N.A., as a Lender

By:	/s/ James B. Meanor
Name:	James B. Meanor
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tasvir Hasan
Name:	Tasvir Hasan
Title:	Vice President

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch, as a Lender

By:	/s/ Mauricio Benitez
Name:	Mauricio Benitez
Title:	Director

By:	/s/ Veronica Ineera
Name:	Veronica Ineera
Title:	Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Robert J. MacFarlane
Name:	Robert J. MacFarlane
Title:	Vice President

SIGNATURE PAGE TO

THIRD AMENDMENT TO

CREDIT AGREEMENT

TD Bank, N.A., as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Senior Vice President

HSBC Bank USA N.A., as a Lender

By:	/s/ Alexander Rea
Name:	Alexander Rea
Title:	Senior Vice President

LLOYDS BANK PLC, as a Lender

By:	/s/ Erin Doherty
Name:	Erin Doherty
Title:	Assistant Vice President – D006

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President – P003

SIGNATURE PAGE TO

THIRD AMENDMENT TO

CREDIT AGREEMENT